UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2018

Global Net Lease, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	000-37390	45-2771978
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
405 Park Avenue, 3rd Floor New York, New York 10022
(Address, including zip code, of Principal Executive Offices) Registrant’s telephone number, including area code: (212) 415-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 23, 2018, Global Net Lease, Inc. (the “Company”) entered into a definitive agreement to sell an office property located in Essen, Germany which is leased to Innogy SE (a subsidiary of the lease guarantor RWE AG) for a contract sale price of €135.0 million. This pending disposition is expected to close in June 2019, and the Company expects this disposition will generate approximately €72.5 million in net proceeds after debt repayments. This pending disposition is subject to conditions, and there can be no assurance it will be completed on its current terms, or at all.

During November 2018, the Company entered into definitive agreements to acquire two net lease industrial or distribution properties, both located in the United States, for an aggregate purchase price of approximately $12.4 million. These pending acquisitions are expected to close during the fourth quarter of 2018. These pending acquisitions are subject to conditions, and there can be no assurance they will be completed on their current terms, or at all.

Forward-Looking Statements

The statements in this Current Report on Form 8-K include statements regarding the intent, belief or current expectations of the Company and members of its management team, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “strives,” “anticipates,” “believes,” “estimates,” “expects,” “plans,” “intends,” “should” or similar expressions. Actual results may differ materially from those contemplated by such forward-looking statements, including those set forth in the Risk Factors section of the Company’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2018, the Company’s most recent Quarterly Report on Form 10-Q filed with the SEC on November 7, 2018 and in the Company’s future filings with the SEC. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results, unless required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Net Lease, Inc.

Date: November 27, 2018	By:	/s/ James L. Nelson
	Name:	James L. Nelson
	Title:	Chief Executive Officer and President